UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22523

Destra Investment Trust II
(Exact name of registrant as specified in charter)

901 Warrenville Rd., Suite 15
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
901 Warrenville Rd., Suite 15
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-630-241-4200

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Preferred and Income Securities Fund
Destra Focused Equity Fund

Annual Report
September 30, 2013

Table of Contents

Shareholder Letter	3

Destra Preferred and Income Securities Fund Discussion of Fund Performance	4

Destra Preferred and Income Securities Fund Portfolio Manager Letter	6

Destra Preferred and Income Securities Fund Fund Risk Disclosures	9

Destra Focused Equity Fund Discussion of Fund Performance	11

Destra Focused Equity Fund Portfolio Manager Letter	13

Destra Focused Equity Fund Fund Risk Disclosures	15

Overview of Fund Expenses	17

Portfolio of Investments

Destra Preferred and Income Securities Fund	18

Destra Focused Equity Fund	21

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	33

Supplemental Information	34

Board Considerations Regarding the Approval of the Investment Management Agreement
and Investment Sub-Advisory Agreements	35

Board of Trustees and Officers	38

General Information	43

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Shareholder,

Thank you for investing in a Destra Fund. At Destra, we are committed to helping you towards your investment goals by partnering with experienced investment professionals who have managed proven investment strategies over multiple market cycles. In an effort to achieve this endeavor, Destra provides ongoing oversight of the investment process and seeks to ensure that downside protection remains an important element of that process.

For the Funds’ fiscal year ending September 30, 2013, US equity markets, as represented by the S&P 500 Index, had a strong year, with a total return of 19.34%. Fixed income markets, however, did not fare as well with the Barclays US Aggregate Bond Index down 1.68%. Once again, it appears that the markets were influenced by political and macro events more so than by fundamentals during this period.

In the beginning of the Funds’ fiscal year, which was the fourth quarter of 2012, investors were concerned with the “fiscal cliff” issues, higher taxes and spending cuts and the US elections. Both US equity and fixed income markets were relatively flat for that quarter.

In the first quarter of 2013, the postponement of federal spending cuts, positive employment, housing and sentiment data fueled a strong rally in the US equity markets with the S&P 500 Index advancing 10.61%. Interest rates remained low as the US Federal Reserve (the “Fed”) expanded its quantitative easing program.

In the second quarter of 2013, US equity and fixed income markets reacted negatively to comments by Fed Chairman Bernanke that the Fed would begin to taper its purchases of Treasuries and mortgage backed securities in late 2013 if certain economic forecasts were achieved. The S&P 500 Index backed off earlier highs of about 6% to finish the quarter up only 2.91%. Yields rose sharply on most fixed income securities as bond prices fell. The 30 year US Treasury Bond was down 6.20% for the quarter and the Barclays US Aggregate Bond Index was down 2.32%

The third quarter 2013 saw US equity markets rise with the S&P 500 Index up 5.24% and the Barclays US Aggregate Bond Index up 0.57%. However, as the quarter drew to a close, investor concerns were once again focused on political issues such as the budget negotiations in Washington, the debt ceiling and looming government shutdown. Concerns also focused on the Fed’s plans to begin tapering its quantitative easing program which was implemented to keep interest rates low. Ultimately the Fed decided to postpone tapering of its asset purchases for now.

While fundamentals did influence stock and bond prices, the markets in the past 12 months appear to have been influenced more by the federal government and the Fed.

The Destra Focused Equity Fund performed well during its fiscal year. The focus on certain sectors and stocks of market leading companies within those sectors resulted in a return of 18.29% for the A shares at NAV for the period. This report should provide you with more information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

The Destra Preferred and Income Securities Fund finished the fiscal year with a return of 0.42% for the A shares at NAV, which compared favorably to fixed income markets (which posted negative returns and preferred markets which posted a marginally positive return). This is a testament to our managers’ ability to add value with their credit analysis and security selection skills. This report should provide you with more information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Thank you for the confidence you have placed in us by investing in a Destra mutual fund.

Sincerely,

Peter Amendolair
Chief Investment Officer
Destra Capital Advisors LLC

Index Definitions

S&P 500 Index – a capitalization weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment

Barlcays US Aggregate Index – index that provides a measure of performance of the US investment grade bond markets, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-though securities and asset-backed securities. The securities that comprise the index must be denominated in US dollars and must be fixed rate, nonconvertible and taxable.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DISCUSSION OF FUND PERFORMANCE

Destra Preferred and Income Securities Fund as of September 30, 2013
Inception Date: April 12, 2011		Inception Date: November 1, 2011
		Life			Life
Share Class	1 year	of Fund	Share Class	1 year	of Fund
A at NAV	0.42%	18.38%	C at NAV	-0.34%	14.10%
A with Load	-4.07%	13.03%	C with Load	-1.29%	14.10%
I at NAV	0.72%	19.27%
Preferred Benchmark	0.67%	13.45%	Preferred Benchmark	0.67%	13.57%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.50% and a 12b-1 fee of .25%. C Class shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than one year are not annualized. Returns over one year are cumulative. Fund returns include the reinvestment of dividends.

The Preferred and Income Securities Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement were anticipated to be 4.78% for Class A, 8.58% for Class C, and 5.19% for Class I shares. There is a voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares. Without this expense cap, actual returns would be lower.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

The BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index includes taxable, fixed-rate, US dollar denominated investment-grade, preferred securities listed on a US exchange. The BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators. Unlike the portfolio returns,the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of September 30, 2013

Credit Quality
Moody’s		Standard & Poor’s
A3	1.5%	AA-	2.2%
Baa1	6.2%	BBB+	15.5%
Baa2	20.6%	BBB	23.4%
Baa3	22.2%	BBB-	27.3%
Ba1	25.5%	BB+	16.1%
Ba2	12.4%	BB	12.4%
Ba3	1.7%	BB-	1.7%
<Ba	3.9%	Not Rated	0.7%
Not Rated	5.3%	Cash	0.7%
Cash	0.7%

Top 10 Issuers	% of Total Investments
ING Groep NV	4.8%
Goldman Sachs Group	4.7%
Citigroup	4.6%
Wells Fargo & Company	4.5%
HSBC PLC	4.1%
JPMorgan Chase	3.4%
XL Group PLC	3.1%
MetLife	3.1%
Barclays Bank PLC	2.9%
First Republic Bank	2.7%

Portfolio Characteristics	Fund
Number of Issues	90
QDI Eligibility	57.62%
Geographic Concentration
74.7%/25.3%
Domestic/International

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Preferred and Income Securities Fund (the “Fund”) is sub-advised by investment manager Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Flaherty & Crumrine was founded in 1983 and is one of the oldest preferred securities managers in the industry. Through the years they have built a proprietary data base on over 1500 separate issues of preferred securities. Flaherty & Crumrine then leverages their experience and data base seeking to unlock hidden value, in what they believe is an inefficient preferred securities market. To accomplish this goal the Fund will, in normal markets, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, and senior debt securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-US companies, and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.

The following report is Flaherty & Crumrine’s review of the Fund’s performance over the twelve months comprising the annual reporting period and an outlook for the markets the Fund invests in going forward.

How did the Fund perform during the year-ended September 30, 2013?

During the year-ended September 30, 2013, the Fund’s investment portfolio returns were in-line with the Fund’s benchmark during a tumultuous period in the preferred securities market. The Class A shares had a total return of 0.42% based on Net Asset Value (“NAV”) , the Class I shares had a total return of 0.72% on NAV and the Class C shares had a total return of (0.34%) on NAV. The Fund returns compared favorably to its benchmark index (a 50/50 blend of the BofA Merrill Lynch 8% Constrained Hybrid Preferred Securities Index and the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index), which had a total return of 0.67% during this time period.

Two important factors to consider when surveying fund returns - first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - total return with an emphasis on high current income. Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets in a portfolio of preferred and income-producing securities, including traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, convertible securities, contingent-capital securities, subordinated debt, senior debt and securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-US companies, and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services. The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER, CONTINUED

Preferred Benchmark is a 50/50 blend of the BofA/ML 8% Constrained Hybrid Preferred Securities Index, a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities IndexSM that contains all subordinated constituents of the fixed rate index with a payment deferral feature and with issuer concentration capped at a maximum of 8% (the fixed-rate index includes investment grade DRD eligible and non-DRD eligible preferred stock and senior debt); and the BofA/ML US Capital Securities US Issuers 8% Constrained Index, a subset of the BofA Merrill Lynch Corporate All Capital Securities IndexSM that contains securities issued by US corporations (the index includes investment grade fixed-rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators and with issuer concentration capped at a maximum of 8%). Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

What were the significant events affecting the economy and market environment during the period surveyed?

During the first half of the Fund’s fiscal year, the preferred market saw significant redemptions as the Federal Reserve released its CCAR (Comprehensive Capital Analysis and Review) results allowing large US banks to move forward with their capital plans, including continuing to redeem trust preferred securities (TruPS) that have become unattractive capital under the 2010 Dodd-Frank Act. The preferred market also saw healthy new issuance as US banks issued new Tier 1-eligible perpetual preferred securities and all issuers sought to take advantage of attractive refinancing rates for older, higher coupon issues.

In late May, the Federal Open Market Committee (“FOMC”) indicated that it might begin tapering the pace of its program of asset purchases sooner than the market was expecting. Longer-term interest rates moved higher with a fair amount of consistency in late May through August as markets digested the news and adjusted expectations for future monetary policy actions. Markets are often driven by expectations more than actual results, and while we believe the market priced in more risk of earlier rate increases than was justified based on the outlook for growth in the US economy, uncertainty surrounding a potential change in policy outlook led investors to reduce portfolio duration substantially.

At its September meeting, the FOMC surprised the market yet again by continuing its program of asset purchases without tapering its pace. Since then we have seen some recovery in fixed income markets. Although we do not expect long-term Treasury rates to decline significantly, interest-rate risk premiums still appear high, providing investors with some protection against the eventual removal of highly accommodative monetary policy.

How did the aforementioned events affect the Fund?

The preferred securities market was not immune to the change in the outlook for interest rates and a desire by many investors to reduce duration in their portfolios. In some cases, spreads on preferred securities widened relative to Treasuries, adding to price declines already associated with higher rates. Retail preferred securities were particularly weak as we witnessed meaningful reductions in the size of preferred securities exchange-traded funds – which had grown in size to represent 9% of the retail market by May 2013. Institutional preferred securities (not held by ETFs) fared much better and helped to limit negative returns during the quarter.

Preferred securities issued in the early part of the year, most with very low coupons, were among the worst performers. Fortunately, we weren’t tempted by many of those new issues – preferring the higher coupons available in the secondary market.

Which holdings contributed to the Fund’s performance during the period surveyed?

The first half of the Fund’s fiscal year saw relatively calm markets as yields on preferred securities reached their lowest level since before the financial crisis in 2007 and the Fund produced solid positive returns across all industries and security types. In contrast the second half of the Fund’s fiscal year saw significant volatility as all fixed income sectors experienced price declines. Nevertheless, throughout the Fund’s fiscal year the selection of insurance and bank companies consistently outperformed and contributed the most to the positive return generated by the Fund.

DESTRA PREFERRED AND INCOME SECURITIES FUND
DESTRA PREFERRED AND INCOME SECURITIES FUND PORTFOLIO MANAGER LETTER, CONTINUED

Which holdings detracted from the Fund’s performance during the period surveyed?

Preferred securities structured for retail investors comprise 71% of the Fund’s portfolio as of September 30, 2013. However these retail preferred securities in general fared worse than issues structured for institutional investors. At least some of the weakness in retail preferred securities was due to the meaningful reductions we’ve seen in the size of exchange-traded funds (focused on retail preferred securities) since the backup in rates beginning in May.

What is your outlook for the preferred securities marketplace?

Looking ahead, moderate economic growth should provide a constructive environment for preferred securities investors. We anticipate economic growth will be fast enough to facilitate continued improvement in corporate and household balance sheets and better loan performance, while being slow enough to restrain inflation and keep monetary policy accommodative for some time.

Creditworthiness of most preferred securities issuers continues to improve. Corporate earnings are growing at a moderate pace and corporate leverage remains low. Banks’ problem loans are declining, capital levels are healthy (especially in the US) and new lending is slowly picking up. Rising home prices are bolstering consumer balance sheets and trimming foreclosure losses. These favorable credit developments should continue to benefit preferred securities.

While prices have fallen, market conditions for preferred securities remain healthy. Higher interest rates and wider spreads have resulted in a material slowdown in issuer redemptions. For the year, redemptions are still running ahead of new supply, with the preferred-securities market shrinking more than $10 billion, but the pace of redemptions slowed significantly this past quarter.

After a long wait, we now have largely final rules on the regulatory treatment of preferred securities issued by banks, both foreign and domestic. Crafted in response to the financial crisis, new legislation and regulations shift loss burdens towards investors and away from taxpayers. Under the new rules, banks will have an incentive to replace “debt-like” preferred securities with ones that have more characteristics of equity (deeper subordination, non-cumulative dividends, and no maturity date). The new rules include various implementation schedules, depending on the jurisdiction, with most being fully implemented within the next 3-8 years.

To conform to the new rules, we estimate US banks will need to issue an additional $60 billion or more of new preferred stock. That is certainly a big number compared to $73 billion of currently outstanding bank preferred stock. While we think issuance will be manageable and spread out over several years, it will influence preferred securities’ prices when it happens. We are also likely to see more contingent capital issued in the coming years, as issuers look to fill different buckets of loss-absorbing capital required under the new rules. This market has so far been limited in size and breadth, but it is likely to grow and is part of the ongoing evolution of the broader subordinated capital market.

In the near term, prices on preferred securities could recover to some degree as fears of further rapid increases in long-term interest rates recede and investors refocus on steadily improving credit conditions. Volatility is likely to remain elevated over the coming months, but we believe the preferred security market has priced in a good amount of risk related to the end of quantitative easing.

DESTRA PREFERRED AND INCOME SECURITIES FUND
FUND RISK DISCLOSURES – DESTRA PREFERRED AND INCOME SECURITIES FUND

This document may contain forward-looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio managers or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Preferred and Income Securities Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Preferred and Subordinated Security Risk—Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Credit Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by the Fund will fall.

Liquidity Risk—This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Concentration Risk—The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

Financial Services Company Risk—Financial services companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

Foreign Investment Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

DESTRA PREFERRED AND INCOME SECURITIES FUND
FUND RISK DISCLOSURES – DESTRA PREFERRED AND INCOME SECURITIES FUND, CONTINUED

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Non-Diversification Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.

Convertible Securities Risk—The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE

Destra Focused Equity Fund as of September 30, 2013
Inception Date: April 12, 2011			Inception Date: November 1, 2011
		Life			Life
Share Class	1 year	of Fund	Share Class	1 year	of Fund
A at NAV	18.29%	32.19%	C at NAV	17.38%	28.80%
A with Load	11.50%	24.55%	C with Load	16.38%	28.80%
I at NAV	18.61%	33.32%
S&P 500 Total Return Index	19.34%	34.03%	S&P 500 Total Return Index	19.34%	40.08%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. C Class shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than one year are not annualized. Returns over one year are cumulative. Fund returns include the reinvestment of distributions.

The Focused Equity Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement were anticipated to be 3.75% for Class A, 11.11% for Class C, and 4.42% for Class I shares. There is a voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

The S&P 500 Index includes 500 stocks and is a common measure of the performance of the overall US stock market.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of September 30, 2013

Top 10 Holdings
as of 9/30/13	% of Investments
Nike, Inc.	5.1%
Crown Castle International Corp	5.1%
Coach, Inc.	4.9%
Target Corp.	4.9%
Nordstrom, Inc.	4.9%
Adobe Systems Inc.	4.9%
Whole Foods Market, Inc.	4.9%
Walt Disney	4.9%
Costco Wholesale Corporation	4.9%
Johnson & Johnson	4.9%

Portfolio Characteristics	Fund	Index
Number of Holdings	22	500
Average Market Cap	$74.0 bil	$31.6 bil
Price to Earnings Ratio	20.4x	16.5x
Price to Book Ratio	4.8x	3.9x

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual equities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Focused Equity Fund (the “Fund”) is sub-advised by investment manager WestEnd Advisors (“WestEnd”). The Fund’s investment objective is to seek long-term capital appreciation.

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. WestEnd believes that sector and industry performance is correlated with particular stages of the business cycle. WestEnd selects sectors they believe will experience economic tailwinds, and avoid sectors they see as untimely. Through this process, they target high-quality, market-leading companies within the favored sectors.

The following report is WestEnd’s review of the Fund’s performance over the twelve months comprising the annual reporting period and an outlook for the markets the Fund invests in going forward.

How did the Fund perform during the year ended September 30, 2013?

The Fund returned 18.29% based upon Class A shares at net asset value from October 1, 2012 through September 30, 2013. The Fund’s Class C shares provided a total return of 17.38% at NAV while the Class I shares provided a total return of 18.61% at NAV, over the same period. During this period the Fund’s benchmark, the S&P 500 Index (“S&P 500”) returned 19.34%.

S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

What were the significant events affecting the economy and market environment during the period surveyed?

Political developments and monetary policy were a key focus for investors over the twelve months ended September 30, 2013. The November 2012 elections reduced policy uncertainty, while an agreement at the end of last year to avoid the full impact of the Fiscal Cliff produced a sense of relief for investors. In addition, during the fourth quarter of 2012, the U.S. Federal Reserve (the “Fed”) restarted asset purchases that increased the size of its balance sheet. This latest round of Quantitative Easing (“QE”) by the Fed remained in place through September 2013.

The economic data for the twelve months ended September 30, 2013 indicated modest growth despite these political and monetary policy developments. In fact, the recent pace of growth for broad measures of economic activity like industrial production, hours worked and productivity has been well below the post-recession high. This slower pace of economic growth has contributed to slower earnings growth for S&P 500 companies. Third quarter 2013 earnings, for example, are expected to be up just 4% compared to the same quarter a year ago, after growing only 3% and 4% in Q1 and Q2 of this year.

How did the aforementioned events affect the Fund?

Equity markets delivered strong returns for the twelve month period ended September 30, 2013 as a resolution of the elections and a deal on the Fiscal Cliff lessened uncertainty about fiscal and tax policy. Stock prices were also supported by some investors’ view that QE would eventually contribute to higher growth. Improved investor sentiment along with an expectation for stronger economic and earnings growth in the second half of 2013 pushed equity valuations higher over the last twelve months.

We, however, did not expect (nor have we seen) higher growth materialize. Key economic indicators like final sales and productivity, which typically receive less attention than the housing and employment data, pointed to a maturing of the economic cycle and to a shift lower in the pace of growth. We repositioned the Fund in first quarter of 2013 to reflect our view that economic growth would continue at a slow-to-moderate pace. We dialed back the economic sensitivity of the Fund by reducing the allocations to the Consumer Discretionary Sector and Information Technology Sector, while maintaining relative overweight allocations when compared to the S&P 500 Index. Additionally, we boosted the allocation to stocks in the less economically sensitive Health Care Sector and Consumer Staples Sector.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER, CONTINUED

Which holdings contributed to the Fund’s performance during the period surveyed?

Our research indicates that the economy is in the later stages of the growth phase of the business cycle. This view translates into substantial allocations to the Consumer Discretionary, Consumer Staples, Health Care and Information Technology Sectors. The largest contributor to the relative performance of the Fund for the twelve months ended September 30, 2013, was the overweighting (relative to the S&P 500 Index) of the Health Care Sector. The Health Care Sector was the third best performing Sector in the S&P 500 Index over the twelve month period. Stock selection in the Health Care Sector contributed to the Fund’s positive relative performance during the period as Celgene Corp. (2.57% of Net Assets) and Amgen, Inc. (2.43% of Net Assets), added to gains. The Fund’s overweighting of the Consumer Staples Sector also contributed to the Fund’s performance during the time period. Stock selection in the Consumer Staples Sector contributed to the Fund’s positive relative performance during the period as Whole Foods Market, Inc. (4.93% of Net Assets) and Costco Wholesale Corp. (4.88% of Net Assets), added to gains.

Which holdings detracted from the Fund’s performance during the period surveyed?

Bed Bath & Beyond Inc., which is no longer a holding in the Fund, was the worst performing stock in the Fund for the twelve months ended September 30, 2013 as the stock returned -9.92% before being sold. International Business Machines Corp. (4.80% of Net Assets) was the second worst performing stock in the Fund as the stock returned -9.09% for the period.

The largest negative contributor to the relative performance of the Fund for the twelve months ended September 30, 2013, was the overweight to the Consumer Discretionary Sector. Stock selection in the Consumer Discretionary Sector detracted from the Fund’s relative performance during the period as Bed Bath & Beyond Inc., which is no longer a holding in the Fund, and Coach, Inc. (4.95% of Net Assets), detracted from performance as the stock returned -.36% for the period. We continue to believe that consumer-oriented companies are well positioned for the economic environment we see ahead, and the Fund remains overweight to the Sector.

What is your outlook for the United States equity markets?

We expect continued moderate economic growth in the period ahead. This unexciting growth may not be the optimal economic backdrop for equity markets as a whole, but we believe a moderate growth environment will lead to divergent Sector performance, and thus investment opportunities for investors. The Focused Equity Fund has no allocation to the most economically sensitive Sectors of the market, like Materials, Energy, Financials and Industrials, which typically benefit from sustained dynamic growth. The Fund has also avoided stocks of slow-growth companies with elevated valuations that will likely underperform in a rising interest rate environment.

The Fund is positioned to capitalize on areas of economic strength, including consumer spending and investment in enterprise technology with allocations to the Consumer Discretionary, Consumer Staples and the Information Technology Sectors. In addition, the Fund has allocations to certain Health Care and Consumer Staples stocks with strong earnings growth prospects. The Fund’s earnings growth profile is higher than the S&P 500’s, but that differential looks attractive given the Fund’s reasonable valuation premium compared to the market. We also have a higher degree of confidence in the Fund’s growth because it is less economically sensitive than the broad market. The earnings outlook for the S&P 500, in contrast, looks more uncertain as it is tied to an acceleration in earnings growth for the most economically sensitive Sectors of the market, which we believe will fail to materialize.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES – DESTRA FOCUSED EQUITY FUND

This document may contain forward-looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio managers or sub-advisers control or are subject to change, actual results could be materially different. There is no guarantee that such forward looking statements will come to pass.

Some important risks of the Destra Focused Equity Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Sector Focus Risk—The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total return.

Consumer Discretionary Companies Risk—Consumer discretionary companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The success of this sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Information Technology Companies Risk—Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Non-Diversification/Limited Holdings Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issues. Furthermore, because the Fund has a relatively small number of issuers the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Investment Strategy Risk—The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle. The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES – DESTRA FOCUSED EQUITY FUND, CONTINUED

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
As of September 30, 2013 (unaudited)

As a shareholder of the Destra Investment Trust II, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 3/31/13 to 9/30/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense
			Ratios	Expenses
	Beginning	Ending	During the	Paid During
	Account	Account	Period	the Period
	Value	Value	3/31/13	3/31/13 to
	3/31/13	9/30/13	to 9/30/13	9/30/13†
Destra Preferred and Income Securities Fund Class A
Actual	$1,000.00	$960.39	1.50%	$7.37
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59
Destra Preferred and Income Securities Fund Class C
Actual	1,000.00	956.80	2.25%	11.04
Hypothetical (5% return before expenses)	1,000.00	1,013.79	2.25%	11.36
Destra Preferred and Income Securities Fund Class I
Actual	1,000.00	962.20	1.22%	6.00
Hypothetical (5% return before expenses)	1,000.00	1,018.95	1.22%	6.17

Destra Focused Equity Fund Class A
Actual	1,000.00	1,086.96	1.60%	8.37
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra Focused Equity Fund Class C
Actual	1,000.00	1,082.96	2.35%	12.27
Hypothetical (5% return before expenses)	1,000.00	1,013.29	2.35%	11.86
Destra Focused Equity Fund Class I
Actual	1,000.00	1,088,46	1.32%	6.91
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2013

Number
of		Moody’s
Shares		Ratings	Fair Value
	Long-Term Investments - 98.2%
	Preferred Stocks - 70.3%

	Banks - 39.0%
33,810	Astoria Financial Corp., PFD
	6.500%, Series C (a)	Ba2	$ 731,987
	Barclays Bank PLC, PFD
23,500	7.100%, Series 3 (a)	Ba2	587,500
4,169	7.750%, Series 4 (a)	Ba2	105,267
19,000	8.125%, Series 5 (a)	Ba2	483,360
22,050	BB&T Corp., PFD
	5.625%, Series E (a)	Baa2	453,569
5,000	Capital One Financial Corp., PFD
	6.000%, Series B (a)	Ba1	109,450
21,792	Citigroup Capital XIII, PFD
	7.875% 10/30/40	Ba2	598,626
12,150	Citigroup, Inc., PFD
	7.125%, Series J (a)	B1	306,788
5,000	City National Corp., PFD
	5.500%, Series C (a)	Baa2	99,750
29,500	Countrywide Capital V, PFD
	7.000% 11/01/36	Ba2	743,990
5,000	First Horizon National Corp., PFD
	6.200%, Series A (a)	Ba2	106,550
30,000	First Niagara Financial Group, Inc.,
	PFD 8.625%, Series B (a)	Ba2	865,800
49,425	First Republic Bank, PFD
	6.200%, Series B (a)	Baa3	1,104,649
	Goldman Sachs Group, Inc.,
14,074	PFD 5.950% (a)	Ba2	316,524
6,734	PFD 6.200%, Series B (a)	Ba2	160,808
21,364	HSBC Holdings PLC, PFD
	8.000%, Series 2 (a)	Baa2	577,896
7,855	HSBC USA, Inc., PFD
	6.500%, Series H (a)	Baa2	188,677
	ING Groep NV,
10,444	PFD 6.375% (a)	Ba1	241,152
8,202	PFD 7.050% (a)	Ba1	202,835
5,000	PFD 7.200% (a)	Ba1	124,900
43,754	PFD 7.375% (a)	Ba1	1,094,288
10,910	PFD 8.500% (a)	Ba1	278,096
8,000	JPMorgan Chase Capital XXIX,
	PFD 6.700% 04/02/40	Baa2	203,360
5,951	KeyCorp, PFD
	7.750%, Series A (a)(b)	Ba1	743,458
10,000	Morgan Stanley Capital
	Trust III, PFD
	6.250% 03/01/33	Ba1	247,300
23,000	PNC Financial Services
	Group, Inc., PFD
	6.125%, Series P (a)	Baa3	580,520
14,000	Royal Bank of Scotland
	Group PLC, PFD 7.250%,
	Series T (a)	B1	328,860
25,523	Santander Finance Preferred
	SA Unipersonal, PFD
	10.500%, Series 10 (a)	Ba3	674,573
17,500	SunTrust Banks, Inc., PFD
	5.875%, Series E (a)	Ba1	379,050
33,219	Texas Capital Bancshares, Inc., PFD
	6.500% 09/21/42	Ba1	712,215
24,342	Webster Financial Corp., PFD
	6.400%, Series E (a)	Ba1	548,912
	Wells Fargo & Co., PFD
10,000	5.850% (a)	Baa3	238,700
550	7.500%, Series L (a)(b)	Baa3	625,631
20,000	8.000%, Series J (a)	Baa3	567,000
	Zions Bancorporation, PFD
8,000	6.950% 09/15/28	BB+ (c)	204,000
12,803	7.900%, Series F (a)	BB (c)	352,339
			15,888,380
	Diversified Financials - 5.8%
31,000	Affiliated Managers Group, Inc., PFD
	6.375% 08/15/42	BBB (c)	705,560
9,287	Charles Schwab Corp., PFD
	6.000%, Series B (a)	Baa2	210,258
11,477	Deutsche Bank Contingent Capital
	Trust V, PFD 8.050% (a)	Ba2	305,747
37,912	HSBC Finance Corp., PFD
	6.360%, Series B (a)	Baa3	899,652
10,000	Raymond James Financial, Inc., PFD
	6.900% 03/15/42	Baa2	251,700
			2,372,917
	Insurance - 11.7%
16,050	Arch Capital Group Ltd., PFD
	6.750%, Series C (a)	Baa2	388,250
	Aspen Insurance Holdings Ltd.,
12,286	PFD 5.950% (a)	Ba1	291,547
2,714	PFD 7.250% (a)	Ba1	68,013
39,000	Axis Capital Holdings Ltd., PFD
	6.875%, Series C (a)	Baa3	927,030
34,501	Delphi Financial Group, Inc., PFD
	7.376% 05/15/37	BBB- (c)	862,525
	Endurance Specialty Holdings Ltd.,
18,000	PFD 7.500%, Series B (a)	Ba1	448,920
3,681	PFD 7.750%, Series A (a)	Ba1	93,203
	Partnerre Ltd.,
11,922	PFD 5.875%, Series F (a)	Baa2	251,673
15,500	PFD 7.250%, Series E (a)	Baa2	389,980
28,387	Principal Financial Group, Inc., PFD
	6.518%, Series B (a)	Baa3	705,985
8,897	RenaissanceRe Holdings Ltd., PFD
	5.375%, Series E (a)	Baa2	173,758
8,223	WR Berkley Corp., PFD
	5.625% 04/30/53	Baa3	177,699
			4,778,583
	Miscellaneous - 0.3%
4,820	Stanley Black & Decker, Inc., PFD
	5.750% 07/25/52	Baa2	106,136

	Real Estate - 8.1%
30,000	Commonwealth REIT, PFD
	7.250%, Series E (a)	Ba1	687,900
10,430	Cubesmart, PFD
	7.750%, Series A (a)	Ba1	265,444

The accompanying notes are an integral part of these financial statements.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2013

Number
of	Moody’s
Shares	Ratings	Fair Value
	Real Estate (continued)
16,667	Duke Realty Corp., PFD
	6.600%, Series L (a)	Baa3	$ 396,341
14,512	Kimco Realty Corp., PFD
	6.900%, Series H (a)	Baa2	362,074
4,000	National Retail Properties, Inc., PFD
	6.625%, Series D (a)	Baa3	91,800
	PS Business Parks, Inc., PFD
26,100	5.750%, Series U (a)	Baa2	524,610
8,839	6.000%, Series T (a)	Baa2	186,414
4,448	6.875%, Series R (a)	Baa2	109,421
21,393	Realty Income Corp., PFD
	6.625%, Series F (a)	Baa2	518,352
5,560	Weingarten Realty Investors, PFD
	6.500%, Series F (a)	Baa3	134,496
			3,276,852
	Utilities - 5.4%
4,000	Dominion Resources, Inc., PFD
	8.375% 06/15/64, Series A	Baa3	104,320
8,000	Entergy Arkansas, Inc., PFD
	6.450% (a)	Ba1	199,040
5,148	Entergy Louisiana LLC, PFD
	6.950% (a)	Ba1	519,787
8,000	Integrys Energy Group, Inc., PFD
	6.000% 08/01/73	Baa2	194,560
10,000	PPL Capital Funding, Inc., PFD
	5.900% 04/30/73, Series B	Ba1	213,200
21,925	Scana Corp., PFD
	7.700% 01/30/65	Ba1	578,601
4,000	Southern California Edison Co., PFD
	6.500%, Series D (a)	Baa2	392,500
			2,202,008
	Total Preferred Stocks
	(Cost $29,932,885)		28,624,876

	Capital Securities - 25.4%

	Banks - 7.9%
1,000,000	Citigroup, Inc.
	5.900% (a)	B1	943,817
330,000	First Union Capital II
	7.950% 11/15/29, Series A	Baa1	395,970
500,000	Goldman Sachs Capital I
	6.345% 02/15/34	Baa3	485,412
1,071,000	JPMorgan Chase & Co.
	7.900%, Series 1 (a)	Ba1	1,163,153
215,000	PNC Financial Services Group, Inc.
	(The) 6.750% (a)	Baa3	222,389
			3,210,741
	Diversified Financials - 3.5%
500,000	Charles Schwab Corp. (The)
	7.000% (a)	Baa2	546,250
800,000	General Electric Capital Corp.
	7.125%, Series A (a)	Baa1	873,361
			1,419,611
	Insurance - 13.0%
200,000	ACE Capital Trust II
	9.700% 04/01/30	Baa1	282,000
500,000	AXA SA
	8.600% 12/15/30	A3	604,496
450,000	Everest Reinsurance Holdings, Inc.
	6.600% 05/15/37	Baa2	443,250
200,000	Lincoln National Corp.
	7.000% 05/17/66	Baa3	203,500
837,000	MetLife, Inc.
	10.750% 08/01/39	Baa2	1,238,760
500,000	Prudential Financial, Inc.
	5.625% 06/15/43	Baa2	473,440
799,000	Stancorp Financial Group, Inc.
	6.900% 06/01/67	Baa3	797,003
1,300,000	XL Group PLC
	6.500%, Series E (a)	Ba1	1,251,250
			5,293,699
	Utilities - 1.0%
320,000	PPL Capital Funding, Inc.
	6.700% 03/30/67, Series A	Ba1	326,652
75,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa3	78,163
			404,815
	Total Capital Securities
	(Cost $10,300,055)		10,328,866

	Corporate Bonds - 2.5%

	Banks - 2.3%
900,000	Goldman Sachs Group, Inc.
	6.750% 10/01/37 Baa1		942,110

	Energy - 0.2%
75,000	Energy Transfer Partners LP
	8.250% 11/15/29, 144A	Baa3	91,010

	Total Corporate Bonds
	(Cost $1,019,558)		1,033,120

	Total Long-Term Investments - 98.2%
	(Cost $41,252,498)		39,986,862

	Money Market Mutual Funds - 0.7%
265,318	Fidelity Institutional Money Market
	Prime, 0.01% (d)
	(Cost $265,318)		265,318

	Total Investments - 98.9%
	(Cost $41,517,816)		40,252,180
	Other Assets in excess of
	Liabilities - 1.1%		433,486

	Net Assets - 100.0%		$ 40,685,666

The accompanying notes are an integral part of these financial statements.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2013

		% of
Summary by Country	Fair Value	Net Assets
United States	$30,077,585	73.9%
Bermuda	3,314,374	8.1
United Kingdom	2,082,883	5.1
Netherlands	1,941,271	4.8
Ireland	1,251,250	3.1
Spain	674,573	1.6
France	604,497	1.5
Germany	305,747	0.8
Total Investments	40,252,180	98.9
Other Assets in excess
of Liabilities	433,486	1.1
Net Assets	$40,685,666	100.0%

LLC – Limited Liability Corporation
LP – Limited Partnership
NV – Publicly Traded Company
PFD – Preferred Security
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SA – Corporation
144A – Security was purchased pursuant to Rule 144A under the Security Act of 1993 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	–Perpetual Security.
(b)	–Convertible Preferred Security
(c)	–Standard & Poor’s Rating.
(d)	–Interest rate shown reflects yield as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS†
September 30, 2013

Number
of
Shares	Description	Fair Value
	Common Stocks - 98.0%

	Consumer Durables &
	Apparel - 10.2%
56,303	Coach, Inc	$ 3,070,203
43,897	NIKE, Inc. - Class B	3,188,678
		6,258,881
	Food & Staples Retailing - 14.6%
26,256	Costco Wholesale Corp	3,022,591
52,337	CVS Caremark Corp	2,970,125
52,225	Whole Foods Market, Inc	3,055,163
		9,047,879
	Food, Beverage & Tobacco - 4.8%
94,528	Mondelez International, Inc. -
	Class A	2,970,070

	Health Care Equipment &
	Services- 4.8%
48,366	Express Scripts Holding Co. *	2,988,052

	Household & Personal
	Products - 4.8%
42,728	The Estee Lauder Cos., Inc. -
	Class A	2,986,687

	Media - 4.9%
47,009	The Walt Disney Co	3,031,610

	Pharmaceuticals, Biotechnology
	& Life Sciences - 14.8%
13,463	Amgen, Inc	1,507,048
6,251	Biogen Idec, Inc. *	1,504,991
10,352	Celgene Corp. *	1,593,483
24,507	Gilead Sciences, Inc. *	1,540,020
34,823	Johnson & Johnson	3,018,806
		9,164,348
	Retailing - 9.9%
54,357	Nordstrom, Inc	3,054,863
47,880	Target Corp	3,063,362
		6,118,225
	Software & Services - 14.5%
58,845	Adobe Systems, Inc. *	3,056,409
16,059	International Business
	Machines Corp	2,973,806
89,784	Oracle Corp	2,978,135
		9,008,350
	Technology Hardware &
	Equipment - 9.6%
117,157	EMC Corp	2,994,533
44,228	QUALCOMM, Inc	2,979,198
		5,973,731
	Telecommunication Services - 5.1%
43,265	Crown Castle International
	Corp. *	3,159,643

	Total Common Stocks
	(Cost $51,594,231)	60,707,476

	Money Market Mutual Funds - 2.3%
1,451,793	Fidelity Institutional Money Market
	Prime, 0.01% (a)
	(Cost $1,451,793)	1,451,793

	Total Investments - 100.3%
	(Cost $53,046,024)	62,159,269
	Liabilities in excess of
	other Assets - (0.3%)	(172,273)

	Net Assets - 100.0%	$ 61,986,996

†
Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

*	Non-income producing security.
(a)	Interest rate shown reflects yield as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013

	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Assets
Investments:
Investments at cost	$41,517,816	$53,046,024
Net unrealized appreciation (depreciation)	(1,265,636)	9,113,245
Total investments at value	40,252,180	62,159,269
Receivables:
Investment securities sold	389,470	—
Dividends and interest	315,799	39,866
Capital shares sold	57,857	280,513
Due from Advisor	14,824	4,142
Total assets	41,030,130	62,483,790

Liabilities
Payables:
Capital shares payable	142,838	302,363
Investment securities purchased	40,626	—
Legal fees	39,063	47,472
Due to Advisor	25,599	43,245
Audit fees	21,500	21,500
Blue Sky fees	14,841	15,089
Trustees’ fees	3,000	2,949
Distribution payable	308	—
Other expenses and liabilities	56,689	64,176
Total liabilities	344,464	496,794
Net Assets	$40,685,666	$61,986,996

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$41,875,971	$51,957,780
Undistributed net investment income (loss)	296,775	(128,041)
Accumulated net realized gain (loss) on investments	(221,444)	1,044,012
Net unrealized appreciation (depreciation) on investments	(1,265,636)	9,113,245
Net Assets	$40,685,666	$61,986,996

Net Assets
Class A	$21,319,007	$36,353,183
Class C	$4,098,899	$2,890,646
Class I	$15,267,760	$22,743,167

Shares Outstanding
Class A	1,334,255	1,840,464
Class C	255,726	149,592
Class I	960,935	1,147,842

Net Asset Value Per Share
Class A	$15.98	$19.75
Maximum Offering Price Per Share	$16.73	$20.95
Class C	$16.03	$19.32
Class I	$15.89	$19.81

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended September 30, 2013

	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Investment Income
Dividends	$1,959,996	$840,815
Interest income	575,892	—
Less: foreign taxes withheld	(55)	—
Total Investment Income	2,535,833	840,815

Expenses
Advisory fees	282,828	432,674
Legal fees	78,000	93,334
Transfer agent fees	59,241	65,122
Distribution fees Class A	47,476	74,353
Distribution fees Class C	36,738	23,933
Shareholder service fees	37,113	48,026
Administration and accounting fees	37,044	41,193
Shareholder reporting fees	22,417	20,240
Blue Sky Class A	22,280	22,315
Blue Sky Class C	22,133	21,184
Blue Sky Class I	22,506	24,306
Audit fees	20,268	20,257
Trustees’ fees and expenses	12,072	12,086
Custody fees	10,760	10,752
Insurance fees	8,096	12,630
Other expenses	6,949	7,901
Total expenses	725,921	930,306
Less: expense waivers and reimbursements	(174,838)	(150,463)
Net expenses	551,083	779,843
Net Investment Income	$1,984,750	$60,972

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	(87,127)	1,299,969
Net change in unrealized appreciation (depreciation) on investments in securities	(2,219,687)	7,285,111
Net realized and unrealized gain (loss) on investments in securities	(2,306,814)	8,585,080
Net Increase (Decrease) in Net Assets Resulting from Operations	$(322,064)	$8,646,052

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2013 and the year ended September 30, 2012

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
	For the	For the	For the	For the
	year	year	year	year
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,984,750	$547,082	$60,972	$(41,561)
Net realized gain (loss) on investments in securities	(87,127)	49,394	1,299,969	(175,957)
Net change in unrealized appreciation (depreciation) on
investments in securities	(2,219,687)	1,005,019	7,285,111	1,862,314
Net increase (decrease) in net assets resulting from operations	(322,064)	1,601,495	8,646,052	1,644,796

Class A
Distribution to Shareholders
Net investment income	(1,081,687)	(161,847)	(87,963)	(233)
Net realized gain	(1,486)	(386)	—	—
Return of capital	—	—	—	(258)
Total distributions to shareholders	(1,083,173)	(162,233)	(87,963)	(491)

Class C
Distribution to Shareholders
Net investment income	(178,923)	(15,514)	—	—
Net realized gain	(299)	(16)	—	—
Total distributions to shareholders	(179,222)	(15,530)	—	—

Class I
Distribution to Shareholders
Net investment income	(918,006)	(77,719)	(100,925)	(1,017)
Net realized gain	(1,309)	(195)	—	—
Return of capital	—	—	—	(3,772)
Total distributions to shareholders	(919,315)	(77,914)	(100,925)	(4,789)

Class A
Capital Share Transactions
Proceeds from shares sold	17,885,470	10,057,521	15,991,303	21,110,226
Dividends reinvested	731,346	125,101	70,407	338
Cost of shares redeemed	(8,090,130)	(520,776)	(6,441,548)	(1,308,946)
Net increase from capital share transactions	10,526,686	9,661,846	9,620,162	19,801,618

Class C
Capital Share Transactions
Proceeds from shares sold	2,259,410	2,415,393	883,310	1,934,043
Dividends reinvested	142,270	11,667	—	—
Cost of shares redeemed	(601,495)	(25,908)	(334,266)	(11,981)
Net increase from capital share transactions	1,800,185	2,401,152	549,044	1,922,062

Class I
Capital Share Transactions
Proceeds from shares sold	5,428,492	11,023,787	8,424,391	13,933,682
Dividends reinvested	763,000	59,512	88,331	4,229
Cost of shares redeemed	(2,583,864)	(17,781)	(3,891,508)	(520,737)
Redemption fees	8,485	293	9,617	3,698
Net increase from capital share transactions	3,616,113	11,065,811	4,630,831	13,420,872

Total increase in net assets	13,439,210	24,474,627	23,257,201	36,784,068
Net Assets
Beginning of year	27,246,456	2,771,829	38,729,795	1,945,727
End of year	$40,685,666	$27,246,456	$61,986,996	$38,729,795
Undistributed net investment income (loss) at end of year	$296,775	$371,451	$(128,041)	$(31,817)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
For the year ended September 30, 2013 and the year ended September 30, 2012

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
	For the	For the	For the	For the
	year	year	year	year
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	718,372	117,746	1,298,067	73,212
Shares sold	1,056,891	625,418	885,286	1,308,158
Shares reinvested	44,323	7,935	4,211	23
Shares repurchased	(485,331)	(32,727)	(347,100)	(83,326)
Shares outstanding, end of year	1,334,255	718,372	1,840,464	1,298,067

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	150,928	—	118,758	—
Shares sold	132,051	151,735	48,672	119,501
Shares reinvested	8,591	727	—	—
Shares repurchased	(35,844)	(1,534)	(17,838)	(743)
Shares outstanding, end of year	255,726	150,928	149,592	118,758

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	749,325	69,437	893,347	68,334
Shares sold	320,761	677,133	463,903	856,311
Shares reinvested	46,362	3,823	5,280	282
Shares repurchased	(155,513)	(1,068)	(214,688)	(31,580)
Shares outstanding, end of year	960,935	749,325	1,147,842	893,347

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For the year ended September 30, 2013, the year ended September 30, 2012, and the period ended September 30, 2011

Destra Preferred and	Destra Focused
Income Securities Fund	Equity Fund
For the	For the
period	period
For the	For the	April 12, 2011*	For the	For the	April 12, 2011*
year ended	year ended	to	year ended	year ended	to
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2013	2012	2011	2013	2012	2011
Class A
Net asset value,
beginning of period	$16.87	$14.82	$15.00	$16.76	$13.74	$15.00
Investment operations:
Net investment income (loss)1	0.88	0.87	0.67	0.01	(0.06)	(0.03)
Net realized and unrealized
gain (loss)	(0.80)	1.70	(0.65)	3.04	3.08	(1.23)
Net Increase (Decrease) in Net
Asset Value from Operations	0.08	2.57	0.02	3.05	3.02	(1.26)
Distributions paid to
shareholders from:
Net investment income	(0.97)	(0.52)	(0.20)	(0.06)	—	5	—
Net realized gains	—	5	—	5	—	—	—	—
Return of Capital	—	—	—	—	—	5	—
Total distributions	(0.97)	(0.52)	(0.20)	(0.06)	—	5	—

Net asset value, end of period	$15.98	$16.87	$14.82	$19.75	$16.76	$13.74

TOTAL RETURN2	0.42%	17.71%	0.15	%4	18.29%	22.00%	(8.40	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$21,319	$12,120	$1,745	$36,353	$21,761	$1,006
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.50%	1.50%	1.50	%3	1.60%	1.60%	1.60	%3
Expenses, prior to expense
reimbursements/waivers	1.99%	4.78%	20.31	%3	1.89%	3.75%	29.23	%3
Net investment income (loss)	5.22%	5.44%	9.37	%3	0.04%	(0.33)%	(0.46	)%3
Portfolio turnover rate	49%	45%	25	%4	40%	42%	22	%4

Class C
Net asset value, beginning
of period	$16.89	$15.00	†	$—	$16.46	$15.00	†	$—
Investment operations:
Net investment income (loss)1	0.76	0.72	†	—	(0.12)	(0.16	)†	—
Net realized and unrealized
gain (loss)	(0.81)	1.43	†	—	2.98	1.62	†	—
Net Increase (Decrease) in Net
Asset Value from Operations	(0.05)	2.15	†	—	2.86	1.46	†	—
Distributions paid to
shareholders from:
Net investment income	(0.81)	(0.26	)†	—	—	—	†	—
Net realized gains	—	5	—	5†	—	—	—	†	—
Total distributions	(0.81)	(0.26	)†	—	—	—	†	—

Net asset value, end of period	$16.03	$16.89	†	$—	$19.32	$16.46	†	$—

TOTAL RETURN2	(0.34)%	14.49	%4†	—	17.38%	9.73	%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$4,099	$2,549	†	—	$2,891	$1,955	†	—
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.25%	2.25	%3†	—	2.35%	2.35	%3†	—
Expenses, prior to expense
reimbursements/waivers	3.09%	8.58	%3†	—	3.44%	11.11	%3†	—
Net investment income (loss)	4.51%	4.86	%3†	—	(0.67)%	(1.09	)%3†	—
Portfolio turnover rate	49%	45	%4†	—%	40%	42	%4†	—%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For the year ended September 30, 2013, the year ended September 30, 2012, and the period ended September 30, 2011

Destra Preferred and	Destra Focused
Income Securities Fund	Equity Fund
For the	For the
period	period
For the	For the	April 12, 2011*	For the	For the	April 12, 2011*
year ended	year ended	to	year ended	year ended	to
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2013	2012	2011	2013	2012	2011
Class I
Net asset value, beginning
of period	$16.79	$14.79	$15.00	$16.81	$13.76	$15.00
Investment operations:
Net investment income (loss)1	0.92	0.95	0.47	0.06	(0.01)	—
Net realized and unrealized
gain (loss)	(0.80)	1.67	(0.43)	3.04	3.09	(1.24)
Net Increase (Decrease) in Net
Asset Value from Operations	0.12	2.62	0.04	3.10	3.08	(1.24)
Distributions paid to
shareholders from:
Net investment income	(1.03)	(0.62)	(0.25)	(0.11)	(0.01)	—
Net realized gains	—	5	—	5	—	—	—	—
Return of Capital	—	—	—	—	(0.03)	—
Total distributions	(1.03)	(0.62)	(0.25)	(0.11)	(0.04)	—

Redemption Fees	0.01	—	5	—	0.01	0.01	—

Net asset value, end of period	$15.89	$16.79	$14.79	$19.81	$16.81	$13.76

TOTAL RETURN2	0.72%	18.15%	0.23	%4	18.61%	22.53%	(8.27	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$15,268	$12,577	$1,027	$22,743	$15,014	$940
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.22%	1.22%	1.22	%3	1.32%	1.32%	1.32	%3
Expenses, prior to expense
reimbursements/waivers	1.55%	5.19%	24.80	%3	1.53%	4.42%	26.03	%3
Net investment income (loss)	5.50%	5.86%	6.57	%3	0.35%	(0.07)%	0.04	%3
Portfolio turnover rate	49%	45%	25	%4	40%	42%	22	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013

1. ORGANIZATION

Destra Investment Trust II Fund was organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the year end, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Preferred and Income Securities Fund (“Preferred and Income Fund”) and Destra Focused Equity Fund (“Focused Equity Fund”). The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long term capital appreciation. Each Fund currently offers three classes of shares, Classes A, C and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, a Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2013:

Destra Preferred and Income Securities Fund
	Level 1	Level 2	Level 3	Total
Preferred Securities*	$28,624,876	$ —	$—	$28,624,876
Capital Securities*	—	10,328,866	—	10,328,866
Corporate Bonds*	—	1,033,120	—	1,033,120
Money Market Mutual Funds	265,318	—	—	265,318
Total	$28,890,194	$11,361,986	$—	$40,252,180
Destra Focused Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$60,707,476	$—	$—	$60,707,476
Money Market Mutual Funds	1,451,793	—	—	1,451,793
Total	$62,159,269	$—	$—	$62,159,269
* Please refer to the portfolio of investments to view securities segregated by industry.

The Funds held no Level 3 securities during the period ended September 30, 2013.

Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses
In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Cash and Cash Equivalents
Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

Distributions to Shareholders
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates
The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement
Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly at an annual rate of 0.75% and 0.85% of the average daily net assets of Preferred and Income Fund and Focused Equity Fund, respectively.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C and Class I of Preferred and Income Fund to 1.50%, 2.25% and 1.22%, respectively, and of Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35% and 1.32%, respectively. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement
The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Focused Equity Fund has retained WestEnd Advisors LLC (“WestEnd”) as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent
The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and Class C shares, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value each Fund’s shares held by such intermediaries’ customers.

For the year ended September 30, 2013 the Funds incurred distribution fees under the Plan as follows:

Fund Class	Amount
Destra Preferred and Income Securities Fund – Class A	$47,476
Destra Preferred and Income Securities Fund ¬ Class C	36,738
Destra Focused Equity Fund – Class A	74,353
Destra Focused Equity Fund – Class C	23,933

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

For the year ended September 30, 2013 the Funds incurred shareholder servicing fees under the Plan as follows:

	Class A	Class C	Class I
Destra Preferred and Income Securities Fund	$35,769	$1,344	$—
Destra Focused Equity Fund	47,122	904	—

5. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

For the year ended September 30, 2013, the cost of investments on a tax basis including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Destra Preferred and Income Securities Fund	$41,313,721	$ 750,930	$(1,812,471)	$(1,061,541)
Destra Focused Equity Fund	53,251,934	9,381,722	(474,387)	8,907,335

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, investments in trust preferred securities, and deferral of post-October losses. For the year ended September 30, 2013, the components of accumulated earnings/loss on tax-basis were as follows:

				Total
	Undistributed	Accumulated	Net Unrealized	Accumulated
	Ordinary	Capital and	Appreciation	Earnings
	Income	Other Losses	(Depreciation)	(Losses)
Destra Preferred and Income Securities Fund	$ 90,673	$(219,437)	$(1,061,541)	$ (1,190,305)
Destra Focused Equity Fund	705,779	416,102	8,907,335	10,029,216

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in trust preferred securities and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2013, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss) on	Paid-in
	Income	Investments	Capital
Destra Preferred and Income Securities Fund	$119,190	$(119,190)	$—
Destra Focused Equity Fund	31,692	(31,692)	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. At

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

September 30, 2013, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

	Short-Term	Long-Term
	Capital Loss	Capital
	Carryforward	Carryforward
Destra Preferred and Income Securities Fund*	$—	$—
Destra Focused Equity Fund**	—	—

* During the year ended September 30, 2013, the Fund utilized capital losses of $274.

** During the year ended September 30, 2013, the Fund utilized capital losses of $27,700.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Funds next taxable year. For the year ended September 30, 2013, the Funds deferred to October 1, 2013 these losses of:

			Late Year
	Short-Term	Long-Term	Ordinary Losses
Destra Preferred and Income Securities Fund	$(183,618)	$(35,819)	$ —
Destra Focused Equity Fund	—	—	(128,041)

The tax character of distributions paid for the year ended September 30, 2013 were as follows:

	Distributions	Distributions	Distributions
	Paid From	Paid From	Paid From
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital
Destra Preferred and Income Securities Fund	$2,181,710	$—	$—
Destra Focused Equity Fund	188,888	—	—

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Preferred and Income Securities Fund	$34,534,552	$18,215,730
Destra Focused Equity Fund	33,897,276	19,614,572

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Funds’ Class A, C and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase. A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in each Fund’s prospectus.

8. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Destra Investment Trust II:

We have audited the accompanying statements of assets and liabilities of the Destra Preferred and Income Securities Fund and Destra Focused Equity Fund (the “Funds” within Destra Investment Trust II), including the schedules of investments, as of September 30, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 26, 2013

SUPPLEMENTAL INFORMATION
(unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Destra Preferred Securities and Income Fund	31.11%	81.79%
Destra Focused Equity Fund	81.59%	81.26%

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE
INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Board”) of Destra Investment Trust II (the “Trust”), including Trustees who are not “interested persons” as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for approving the continuation of the Investment Management Agreement with Destra Capital Advisors LLC (“Destra Advisors”) and the Investment Sub-Advisory Agreements with Destra Advisors, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”) and WestEnd Advisors LLC (“WestEnd,” and together with Flaherty & Crumrine and Destra Advisors, the “Advisers”) (together, the Investment Management Agreement and Investment Sub-Advisory Agreements will be referred to as the “Agreements”) for the Destra Focused Equity Fund (the “Focused Equity Fund”) and the Destra Preferred and Income Securities Fund (the “Preferred Fund”) (each, a “Fund,” and collectively, the “Funds”). At a meeting held on February 19, 2013, the Board of Trustees and the Independent Trustees, voting separately, determined that the Agreements for each Fund continue to be in the best interests of that Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved their continuation for an additional one-year term.

To reach this determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received materials in advance of the Board meeting from Destra Advisors, Flaherty & Crumrine and WestEnd. The materials, among other things, outlined the services provided by Destra Advisors, Flaherty & Crumrine and WestEnd (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees as compared to fees charged by investment advisers to comparable funds; the current expenses of the Funds as compared to those of comparable funds; the investment performance of the Funds as compared to those of comparable funds; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; certain financial information of Destra Advisors, Flaherty & Crumrine and WestEnd; fall out benefits to Destra Advisors and Destra Capital Investments LLC; and a summary of Destra Advisors’ compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra Advisors, Flaherty & Crumrine and WestEnd. The Board applied its business judgment to determine whether the arrangements between the Trust and Destra Advisors, Flaherty & Crumrine and WestEnd are reasonable business an arrangements from the Funds’ perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services provided under the Agreements, and noted that Destra Advisors’ employees have significant experience in providing management services to other investment companies prior to their tenure at Destra Advisors. The Board also considered the compliance and regulatory histories of the Advisers and the skills of their employees who work with the Funds. In addition to advisory services, the Independent Trustees considered the quality of any administrative or non-advisory services provided. The Board also considered the investment performance of the Funds in comparison to those of comparable funds. The Board concluded that the Advisers continue to have the capabilities and resources to provide investment management and sub-advisory services, as relevant, to the Funds, including, in the case of Destra Advisors, to oversee the operations of the Funds and the services provided by other service providers. Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided to the Funds under the Agreements have been and continue to be satisfactory.

Fund Performance

The Board, including the Independent Trustees, reviewed the short performance history of each Fund. The Board was provided with reports, independently prepared by Lipper Analytics, a third party analysis firm, which also included a comprehensive analysis of the performance of the Focused Equity Fund in the Large Cap Growth Category and the Preferred Fund in the Flexible Income Category. The Board reviewed information regarding the investment performance of each Fund as compared to its Lipper Performance Group and Performance Category, as well as its benchmark index, along with a description of the methodology used by Lipper to select funds in the Performance Group and Performance Universe. The Board was also provided a more targeted peer comparison created by Destra Advisers for each Fund. The Focused Equity Fund’s total return performance for the one-year period ended 12/31/12 placed it in the fourth quintile in its Lipper Performance Group and Universe. The Preferred Fund’s total return performance for the one-year period ended 12/31/12 placed it in the first quintile in its Lipper Performance Group and the third quintile in its Performance Universe. The Board was advised that the Large Cap Growth Category used by Lipper was not necessarily a suitable comparison for the Focused Equity Fund given the Fund is managed using a top-down macroeconomic analysis and a concentrated portfolio with an emphasis on master limited partnerships, which distinguishes it from many mutual funds in the Large Cap Growth Category. The Board was also advised that the Flexible Income Category used by Lipper for the Preferred Fund was not necessarily a suitable comparison for the Fund given the Fund’s emphasis on preferred securities, which distinguishes it from many mutual funds in the Flexible Income Category. In addition, the Lipper information was for a one-year period ended 12/31/2012 and the Board attaches more importance to performance over relatively longer periods of time. The Board noted that the Sub-Advisers remained consistent with their investment styles and adhered to their investment mandates.

Expenses and Fees

The Trustees also reviewed information showing the advisory fee and expense ratios of each Fund as compared to those of a peer group. The Board noted the services to be provided by Destra Advisors for the annual advisory fee of 0.85% of the Focused Equity Fund’s average daily net assets and 0.75% of the Preferred Fund’s average daily net assets and compared the contractual advisory fee for each Fund to the advisory fees paid by the peer funds, noting that they were in the fifth quintile for the Focused Equity Fund and the first quintile for the Preferred Fund. However, the Board noted that each of the Advisers had waived all fees since inception of the Funds and that Destra Advisors has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), remain at 1.60% for Class A shares, 2.35% for Class C shares, 1.70% for Class P shares (not yet commenced operations) and 1.32% for Class I shares of the Focused Equity Fund’s average daily net assets and 1.50% for Class A shares, 2.25% for Class C shares, 1.60% for Class P shares (not yet commenced operations) and 1.22% for Class I shares of the Preferred Fund’s average daily net assets until February 1, 2022. The Board also considered the services provided by Flaherty & Crumrine and WestEnd for their sub-advisory fees of 0.375% and 0.425%, respectively, of each respective Fund’s average daily net assets. The Board compared each sub-advisory fee to the fees charged by Flaherty & Crumrine and WestEnd to their non-Fund client accounts (including any separate accounts or other pooled investment vehicles).

The Trustees noted that expenses borne by Destra Advisors are subject to reimbursement by the Funds for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by such Funds if it would result in the Funds exceeding their expense caps. The Board considered the cost of services provided to each Fund by Destra Advisers. The Board received expense information regarding each Fund’s various expense components and comparisons of each Fund’s net total expenses (taking the expense caps into account) to the relevant Lipper peers. The Board was aware that each Fund’s expenses were in the bottom Lipper quintile in relation to peers, but attributed that largely to the small size of each Fund and the Destra complex in relation to peers. In light of the nature, extent and quality of services provided under the Agreements, and in light of Destra Advisors’ agreement to waive fees and/or pay each Fund’s expenses as described above, the Board determined that the investment advisory fee and sub-advisory fee for each Fund were fair and reasonable.

Economies of Scale and Profitability

The Board considered Destra Advisors’ representation that the advisory fees have been and continue to be structured to pass the benefits of economies of scale on to shareholders as each Fund’s assets grow through reduced advisory fees at certain asset levels. The Board took the costs borne by Destra Advisors in connection with its services performed under the Agreement into consideration. Additionally, the Board considered Destra Advisors’ profitability and that Destra Advisors had agreed to cap each Fund’s expenses until February 1, 2022.

Other Benefits to the Advisor and the Sub-Advisors

The Board considered that Destra Advisors had identified as a fall out benefit to Destra Advisors and Destra Capital Investments LLC the raising of its stature in the investment management industry. The Board also noted that Destra Advisors, WestEnd and Flaherty & Crumrine have not utilized soft dollars in connection with their management of the Funds’ portfolios. Based on their review, the Independent Trustees concluded that any indirect benefits received by an Adviser as a result of its relationship with each Fund were reasonable and within acceptable parameters.

Board Determination

After discussion, the Board of Trustees and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Funds to approve the continuation of the Agreements for an additional one-year term. No single factor was identified as determinative in the Board’s analysis or the Independent Trustees analysis.

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 2 Destra-sponsored open-end funds. The address of each officer and trustee is 901 Warrenville Rd. Suite 15, Lisle, IL 60532. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees
Diana S. Ferguson	Trustee	Term-	Chief Financial Officer	3	Tree House Foods
Birth year: 1963		Indefinite*	(2010-2011), Chicago		Urban Partnership Bank
		Length of	Board of Education;
		Service-	Senior Vice President
		Since 2010	and Chief Financial
Officer (2008), Folgers
Coffee Company;
Executive Vice President
and Chief Financial
Officer (2007-2008),
Merisant Worldwide;
Senior Vice President
and Chief Financial
Officer (2001-2007),
Sara Lee Foodservice

William M. Fitzgerald, Sr.	Trustee	Term-	Founder, Global	3	Director, Syncora Holdings
Birth Year: 1964		Indefinite*	Infrastructure Asset		Ltd. and its affiliates,
		Length of	Management LLC;		Syncora Guarantee Inc.
		Service-	Managing Director		and Syncora Capital
		Since 2010	(1988-2007), Nuveen		Assurance Inc.- Financial
			Investments LLC; Chief		Guarantee Company, Ariel
			Investment Officer		Education Initiative,
			(2000-2007), Nuveen		Advisory Board
			Asset Management		of Bannockburn
Securities, LLC

Louis A. Holland, Jr.	Trustee	Term-	President and Chief	3	Director, Holland Capital
Birth Year: 1964		Indefinite*	Financial Officer		Management, HP Schmaltz
		Length of	(2008-present), CUMOTA		Restaurants- Schmaltz
		Service-	LLC (Angel investing and		ONLINE; National
		Since 2010	consulting); Managing		Alzeheimer’s Association-
			Director (2000-2008),		DuPage PADs
Nuveen Investments

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Interested Trustee
Nicholas Dalmaso **	Trustee,	Term-	Co-Chairman, General	3	None
Birth Year: 1965	Chief Executive	Indefinite*	Counsel and Chief
	Officer, Secretary	Length of	Operating Officer of
		Service-	Destra Capital
		Since 2010	Management LLC,
President, Chief Operating
Officer and General
Counsel, Destra Capital
Advisors LLC; President,
Chief Operating Officer
and General Counsel,
Destra Capital
Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Officer	Officer
Officers of the Trust
Anne Kochevar	Chief	Term-	Senior Managing Director,	3	None
Birth Year: 1963	Compliance	Indefinite*	Destra Capital
	Officer	Length of	Management LLC, Destra
901 Warrenville Rd.		Service-	Capital Advisors LLC and
Suite 15 Lisle, IL 60532		Since 2010	Destra Capital
Investments LLC; Senior
Managing Director
(2002-2010), Claymore
Securities, Inc.

Linda Fryer	Chief	Term-	Chief Financial Officer,	3	None
Birth Year: 1973	Financial	Indefinite*	Destra Capital
	Officer and	Length of	Management LLC, Destra
901 Warrenville Rd.	Treasurer	Service-	Capital Advisors LLC
Suite 15 Lisle, IL 60532		Since 2012	and Destra Capital
Investments LLC

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

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TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
Diana S. Ferguson	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Lisle, IL
William M. Fitzgerald
	Anne Kochevar	Distributor
Louis A. Holland, Jr.	Chief Compliance Officer	Destra Capital Investments LLC
Lisle, IL
Nicholas Dalmaso*	Linda Fryer
	Chief Financial Officer	Administrator, Accounting Agent,
* "Interested Person" of		Custodian and Transfer Agent
the Trust, as defined in		The Bank of New York Mellon
the Investment Company		New York, NY
Act of 1940, as amended.
Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 287-9646.

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Diana Ferguson is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,850 for 2012 and $35,850 for 2013.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2012 and $12,000 for 2013.

●	Review of excise tax calculations and tax returns for the funds within the Trust.

●	Review of tax adjustments and footnotes within the annual financial statements of the Trust.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)
Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Advisors LLC. (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  KPMG LLP (“KPMG”) acts as independent auditors for the Funds.  KPMG’s independence will be deemed to be impaired if it provides a service whereby it:

A.  Functions in the role of management,

B.  Is in the position of auditing its own work, or

C.  Serves in an advocacy role for a Fund.

Accordingly, KPMG may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.  Financial information systems design and implementation;

C.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.  Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.  Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.  Management functions or human resources;

G.  Broker or dealer, investment adviser, or investment banking services;

H.  Legal services and expert services unrelated to the audit; and

I.  Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by KPMG that are subject to general pre-approval, as well as the fees for these services.  Annually, KPMG will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to providing during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in KPMG’s engagement letter.

IV. Tax Services

Because the Audit Committee believes that, based upon the representations of KPMG, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advise and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in KPMG’s engagement letter, and the approval of KPMG as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V. Procedures

At the August 27, 2013 meeting of the Audit Committee, KPMG shall submit to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage KPMG to perform a service not listed on the engagement letters, KPMG shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  KPMG must not commence any such service until specific pre-approval has been given.

Adopted:               August 27,2013

(e)(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Destra Investment Trust II

By (Signature and Title)*   /s/ Nicholas Dalmaso
                                                   Nicholas Dalmaso, Chief Executive Officer
                                                   (principal executive officer)

Date  12/3/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Nicholas Dalmaso
                                                   Nicholas Dalmaso, Chief Executive Officer
                                                   (principal executive officer)

Date  12/3/2013

By (Signature and Title)*   /s/ Linda Fryer
                                                   Linda Fryer, Chief Financial Officer
                                                   (principal financial officer)

Date  12/3/2013

* Print the name and title of each signing officer under his or her signature.